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                                                                 Exhibit 10.6(a)

             LIST OF REGISTRANT'S DIRECTORS AND EXECUTIVE OFFICERS
                   WHO ENTERED INTO INDEMNIFICATION AGREEMENT
                 REFERENCED IN EXHIBIT 10.6 WITH THE REGISTRANT

1.  Robert Greenberg
2.  Michael Greenberg
3.  David Weinberg
4.  Philip Paccione
5.  John Quinn
6.  Richard Siskind